Exhibit 10.13

Seventeenth Amended and Restated Rent Supplement

(McAllen Lease)

February 26, 2019

This Seventeenth Amended and Restated Rent Supplement (this “Seventeenth Amended Supplement”) between Sharyland Distribution & Transmission Services, L.L.C. (“Lessor”) and Sharyland Utilities, L.P. (“Lessee”) is executed and delivered on February 26, 2019 to memorialize supplements to the McAllen Lease (as defined below), effective as of January 1, 2019. Capitalized terms used herein that are not otherwise defined will have the meanings assigned to them in the McAllen Lease.

WHEREAS, Lessor and Lessee are Parties to a Third Amended and Restated Master System Lease Agreement (McAllen System) dated December 1, 2014 (as amended from time to time in accordance with its terms, the “McAllen Lease”);

WHEREAS, on December 31, 2018, the Parties executed a Sixteenth Amended and Restated Rent Supplement (McAllen Lease) effective as of January 1, 2019 (the “Sixteenth Amended Supplement”);

WHEREAS, the Incremental CapEx for 2018 was different than expected by the Sixteenth Amended Supplement, and the Parties wish to effect a Rent Validation (as set forth in Section 3.2(c) of the McAllen Lease) and to amend and restate the Sixteenth Amended Supplement to memorialize the effect of such difference; and

WHEREAS, as a result of this Rent Validation, a one-time payment set forth below is owed by Lessor and will be paid within 30 days after execution hereof.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties hereto agree to the following:

1.The Sixteenth Amended Supplement is hereby amended and restated in its entirety as set forth below.

2.The McAllen Lease, except as supplemented by this Seventeenth Amended Supplement, shall remain in full force and effect.

Incremental CapEx:
	2010	$ 2,195,000
	2011	$ 504,000
	2012	$ 1,262,963
	2013	$ 16,391,255
	2014	$ 46,042,142
	2015	$ 2,431,198
	2016	$ 914,401
	2017	$ 928,457
	2018 (Total 2018)	$ 0# $ 87,818## $ 87,818###
	2019 (Total 2019)	$ 2,308,270* $ 5,462,437** $ 7,770,706***

McAllen Lease

# Represents the “validated” aggregate amount of 2018 distribution Incremental CapEx, i.e. a Rent Validation has occurred pursuant to Section 3.2(c) of the McAllen Lease, and, as part of this Rent Validation, the amount of 2018 distribution Incremental CapEx has been restated to $0. The amount of 2018 distribution Incremental CapEx included in the Sixteenth Amended Supplement was $1,368,925 with an expected weighted average in-service date of December 1, 2018.

## Represents the “validated” aggregate amount of 2018 transmission Incremental CapEx, i.e. a Rent Validation has occurred pursuant to Section 3.2(c) of the McAllen Lease, and, as part of this Rent Validation, the Parties have restated the aggregate amount of 2018 transmission Incremental CapEx placed in-service, consisting of (i) the amount of 2018 transmission Incremental CapEx placed in service as of the balance sheet date reflected in Lessee’s first 2018 Regulatory Order (“First 2018 CapEx”); (ii) the amount of 2018 transmission Incremental CapEx placed in service as of the balance sheet date reflected in Lessee’s second 2018 Regulatory Order (“Second 2018 CapEx”); and (iii) the amount of 2018 transmission Incremental CapEx placed in service throughout the remainder of 2018 (“2018 Stub-Year CapEx”), together with the weighted average in-service dates of 2018 transmission Incremental CapEx and the effective dates for the first and second 2018 Regulatory Orders. A “Regulatory Order” is defined as either (i) the PUCT’s approval of Lessee’s application for updated wholesale transmission rates or (ii) final resolution or settlement of a rate case applicable to Lessee’s transmission rates. The aggregate amount of 2018 transmission Incremental CapEx has been restated to $87,818. The aggregate amount of estimated 2018 transmission Incremental CapEx included in the Sixteenth Amended Supplement was $10. The Parties placed in service $0 of First 2018 CapEx, which was included in the first 2018 Regulatory Order that became effective on June 1, 2018; $0 of Second 2018 CapEx, which was included in the second 2018 Regulatory Order that became effective on July 23, 2018; and an aggregate of $87,818 of 2018 Stub-Year CapEx, which has not yet been included in a Regulatory Order. The amount of First 2018 CapEx included in the Sixteenth Amended Supplement was $0, the amount of Second 2018 CapEx included in the Sixteenth Amended Supplement was $0 and the aggregate amount of 2018 Stub-Year CapEx included in the Sixteenth Amended Supplement was $10. The First 2018 CapEx, Second 2018 CapEx and 2018 Stub-Year CapEx, collectively, had a weighted average in-service date of October 1, 2018. As set forth in the Sixteenth Amended Supplement, the Parties expected the First 2018 CapEx, Second 2018 CapEx and 2018 Stub-Year CapEx, collectively, to have a weighted average in-service date of June 1, 2018. As set forth in the Sixteenth Amended Supplement, the Parties expected the first 2018 Regulatory Order to be effective on June 1, 2018, the second 2018 Regulatory Order to be effective on September 1, 2018 and the first 2019 Regulatory Order to be effective on May 1, 2019.

### Represents the total validated amount of transmission and distribution Incremental CapEx that the Parties placed in service in 2018.

* Represents the aggregate amount of distribution Incremental CapEx that the Parties expect to be placed in service in 2019, with an expected weighted average in-service date of March 1, 2019. Rent supplements with respect to this distribution Incremental CapEx were agreed to and memorialized as part of the Sixteenth Amended Supplement.

** Represents the aggregate amount of transmission Incremental CapEx that the Parties expect to be placed in service in 2019, with an expected weighted average in-service date of March 1, 2019. Rent supplements with respect to this transmission Incremental CapEx were agreed to and memorialized as part of the Sixteenth Amended Supplement.

*** Represents the total amount of transmission and distribution Incremental CapEx that the Parties expect to be placed in service in 2019 (“2019 CapEx”).

Lessee CapEx:
	2010	$ 666,488
	2011	$ 121,897
	2012	$ 263,733
	2013	$ 68,303

2McAllen Lease

	2014	$ 89,405
	2015	$ 168,289
	2016	$ 0
	2017	$ 0
	2018	$ 0
	2019	$ 0

Base Rent:
	2010	$ 5,260,447
	2011	$ 5,453,529
	2012	$ 5,521,881
	2013	$ 6,566,290
	2014	$ 8,445,964
	2015	$11,818,692
	2016	$11,860,813
	2017	$11,118,502
	2018	$ 9,332,408#
	2019	$ 9,562,393*

# Represents the “validated” amount of 2018 Base Rent, i.e. a Rent Validation has occurred pursuant to Section 3.2(c) of the McAllen Lease, and, as part of this Rent Validation, the amount of 2018 Base Rent has been restated. The amount of 2018 Base Rent included in the Sixteenth Amended Supplement was $9,345,546, comprised of 2018 Base Rent payments of (i) $777,867 on the 15th day of each month beginning on March 15, 2018 through July 15, 2018 (with respect to January 2018 through May 2018); (ii) $779,459 on the 15th day of each month beginning on August 15, 2018 through October 15, 2018 (with respect to June 2018 through August 2018), with the increase in monthly Base Rent reflecting 2017 Stub-Year CapEx and First 2018 CapEx and commencing June 1, 2018, which was the expected effective date of Lessee’s first 2018 Regulatory Order; and (iii) $779,459 on the 15th day of each month beginning on November 15, 2018 through February 15, 2019 (with respect to September 2018 through December 2018), with the increase in monthly Base Rent reflecting Second 2018 CapEx and commencing September 1, 2018, which was the expected effective date of Lessee’s second 2018 Regulatory Order. Lessor owes Lessee $13,152 (the difference between the amount set forth as Base Rent above and the aggregate amount of monthly Base Rent set forth in this footnote), in validated Base Rent, and will make the validation payment set forth under “Validation Payment” below within 30 days of the date hereof.

* Lessee will make a 2019 Base Rent payment of $779,980 on the 15th day of each month beginning on March 15, 2019 through May 15, 2019 (with respect to January 2019 through March 2019). Lessee will then make a 2019 Base Rent payment of $780,868 on the 15th day of each month beginning on June 15, 2019 through September 15, 2019 (with respect to April 2019 through July 2019), with the increase in monthly Base Rent reflecting, in part, 2018 Stub-Year CapEx and commencing April 1, 2019, which is the expected effective date of Lessee’s first 2019 Regulatory Order. Lessee will then make a 2019 Base Rent payment of $819,796 on the 15th day of each month beginning on October 15, 2019 through February 15, 2020 (with respect to August 2019 through December 2019).

Percentage Rent Percentages:
	2010	36.993%
	2011	36.972%
	2012	36.923%
	2013	37.0%
	2014	36.9%
	2015	37.2%
	2016	32.1%

3McAllen Lease

2017	31.2%
2018	30.3%#
2019	29.9%

# Represents the “validated” percentage applicable to 2018 Percentage Rent, i.e. a Rent Validation has occurred pursuant to Section 3.2(c) of the McAllen Lease and, as part of this Rent Validation, the 2018 percentage has been restated. The 2018 percentage included in the Sixteenth Amended Supplement was 30.3% (i.e., even though the percentage has not changed it has been “validated” pursuant to this Rent Validation).

Annual Percentage Rent
Breakpoints:
	2010	$ 5,260,447
	2011	$ 5,453,529
	2012	$ 5,521,881
	2013	$ 6,566,290
	2014	$ 8,445,964
	2015	$11,818,692
	2016	$12,616,219
	2017	$11,897,593
	2018	$10,143,408#
	2019	$10,008,422*

# Represents the “validated” 2018 Annual Percentage Rent Breakpoint, i.e. a Rent Validation has occurred pursuant to Section 3.2(c) of the McAllen Lease, and, as part of this Rent Validation, the 2018 Annual Percentage Rent Breakpoint has been restated. The 2018 Annual Percentage Rent Breakpoint included in the Sixteenth Amended Supplement was $10,156,546.

* The 2019 Annual Percentage Rent Breakpoint reflects the assumptions set forth above regarding the timing of the first 2019 Regulatory Order, as well as the amount of 2018 Stub-Year CapEx and 2019 CapEx.

Revenues Attributable to
Lessee CapEx:
	2010	$ 60,546
	2011	$249,481
	2012	$289,945
	2013	$345,693
	2014	$355,744
	2015	$360,527
	2016	$206,130
	2017	$ 97,925
	2018	$ 73,431
	2019	$ 45,266

Validation Payment:  As a result of the validation described above, pursuant to Section 3.2(c) of the McAllen Lease, Lessor will pay Lessee $78,608, within 30 days following execution hereof, of which $13,152 is attributable to validated Base Rent and $65,457 is attributable to the validation of Percentage Rent.

4McAllen Lease

TCOS Allocation:	before June 20, 2013: 100%
between June 20, 2013 and October 17, 2013: 27.8%
between October 17, 2013 and February 25, 2014: 11.8%
between February 25, 2014 and May 1, 2014: 8.2%
between May 1, 2014 and October 3, 2014: 8.6%
between October 3, 2014 and March 31, 2015: 12.0%
between April 1, 2015 and October 31, 2015: 11.9%
between November 1, 2015 and June 13, 2016: 10.6%
between June 14, 2016 and September 22, 2016: 9.8%
between September 23, 2016 and April 13, 2017: 8.5%
between April 14, 2017 and October 25, 2017: 8.0%
between October 26, 2017 and November 9, 2017: 7.5%
between November 10, 2017 and May 31, 2018: 5.9%
between June 1, 2018 and July 31, 2018: 5.7%
between July 23, 2018 and March 31, 2019: 5.6%
between April 1, 2019 and July 31, 2019: 5.5%
starting August 1, 2019: 5.3%

Term of Rent Supplement:  Expires 12/31/19

5McAllen Lease

The Parties have executed this Seventeenth Amended Supplement to the McAllen Lease as of the date set forth above.

SHARYLAND UTILITIES, L.P.

By:	/s/ Greg Wilks
Name:	Greg Wilks
Title:	Chief Financial Officer

SHARYLAND DISTRIBUTION & TRANSMISSION SERVICES, L.L.C.

By:	/s/ Brant Meleski
Name:	Brant Meleski
Title:	Chief Financial Officer

McAllen Lease